EXHIBIT 10.16

AEROGROW INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.

1.	Individual Investors must complete the requested information on pages 12 and 13 and sign the signature page on Page 13.

2.	Entity Investors must complete the requested information on pages 14 and 15 and if applicable, page 16 and sign the signature page on page 15 and if applicable, page 16.

3.	Every Investor must complete the NASD questionnaire found on pages 17 through 20, and sign the signature page on page 21.

4.
Every Investor must complete Keating Securities, LLC Customer Account Application, attached hereto, if the Investor does not have a current Customer Account Application on file with Keating Securities, LLC.

DELIVER THE EXECUTED AGREEMENTS, NASD QUESTIONNAIRE, AND CUSTOMER ACCOUNT APPLICATION TO:

Keating Securities, LLC
5252 DTC Parkway, Suite 1090
Greenwood Village, CO 80111
Attention: Jeff Andrews

ALONG WITH PAYMENT FOR THE UNITS SUBSCRIBED FOR

If you are tendering a check, make it payable to “AeroGrow International, Inc. Segregated Account.” If you are paying by wire transfer, please contact Jeff Andrews of Keating Securities, LLC for instructions at (720) 889-0134.

If you have any questions regarding this form, please contact Jeff Andrews of Keating Securities, LLC at (720) 889-0134.

SUBSCRIPTION AGREEMENT

AEROGROW INTERNATIONAL, INC. (“Company”) and the Investor hereby agree as follows:

1.    Subscription for Securities. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase the number of units (“Units”), consisting of a 10% unsecured convertible promissory note in the principal amount of $10,000 due June 30, 2006 (“Note”) and 2,000 five-year warrants, each warrant providing for the purchase of one share of the Company’s common stock at the exercise price equal to the lesser of: (i) $5.01 per share, or (ii) if a registered public offering of securities by the Company is declared effective under the Securities Act of 1933, as amended (“Securities Act”) prior to the payment or conversion of the Note (“Registered Offering”), 100% of the per share offering price of the Company’s common stock in the first such Registered Offering (“Public Offering Price”) (“Warrants”), set forth on the signature page hereto upon the terms and conditions described in this Agreement. The price per Unit is $10,000.

There will be a minimum subscription amount of 3 Units per Investor, or $30,000, unless the Company and the Placement Agent waive such minimum amount; provided, in no case shall fractional Units be offered or sold.

The Units are being offered in a private placement in accordance with the terms set forth in the Confidential Private Placement Memorandum dated June 6, 2005. Capitalized terms not defined herein will have the same meaning as set forth in the Memorandum. The Units will have the terms and conditions described herein and in the Memorandum and the Warrants will have the terms and conditions as set forth in the Common Stock Purchase Warrant. Keating Securities, LLC. (“Keating Securities”) is acting as managing placement agent for the offering.

2.    Offering Period. The Units will be offered for sale commencing on the date of the Memorandum and continuing until July 21, 2005, unless extended by the Company and Keating Securities without notice to investors to a date not later than August 15, 2005 (the "Termination Date"); provided, however, that the Offering Period shall in all events terminate upon the sale of all of the Units.

3.    Investor Delivery of Documents and Payment. I hereby tender (i) to Steele Street State Bank, Denver, Colorado, for deposit into the Company’s Segregated Account, the full purchase price of the Units I am purchasing by check or wire, and (ii) to Keating Securities, one manually executed copy of this Subscription Agreement with the appropriate questionnaires therein completed, the completed NASD questionnaire attached to this Subscription Agreement and the Customer Account Application (if I have not previously provided one to the Placement Agent). If I am using a check, it will be made payable to “AeroGrow International, Inc. Segregated Account” maintained by the Company at Steele Street State Bank. If I am paying by wire transfer, I will contact Jeff Andrews of Keating Securities for instructions at (720) 889-0134. Prior to the earlier of a Closing (as defined in Section 5 hereof) or the Termination Date, my check or wire transfer will be held in the Segregated Account maintained by the Company at Steele Street State Bank, which shall be a non-interest bearing segregated bank account subject to the terms and conditions herein. If the Company does not receive and accept my subscription by the Termination Date, my payment will be returned to me without interest or deduction.

4.    Acceptance or Rejection of Subscription. The Company and Keating Securities have the right to reject this subscription for the Units, in whole or in part for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event my subscription is rejected, my payment will be returned promptly to me without interest or deduction and this Subscription Agreement will have no force or effect. The Units subscribed for herein will not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to my subscription has occurred.

5.    Closing and Delivery of Securities. The offering is being made on a “best efforts, no minimum, $3,000,000 maximum” basis. There is no minimum number of Units that must be sold prior to the closing of this offering. Accordingly, this offering may be closed at any time and in one or more closings for any subscriptions that are received and accepted by the Company, without the need for the Company to have sold any minimum number of Units. The initial closing (“Initial Closing”) may occur at any time, as determined jointly by the Company and Keating Securities. Subsequent closings with respect to the sale of additional Units may take place at any time with respect to subscriptions accepted by the Termination Date (each such closing, together with the Initial Closing, being referred to as the “Closing”). In the event my subscription is accepted and there is a Closing, my payment will be released to the Company and the certificates representing the Notes and the Warrants to which I am subscribing for will be delivered promptly to me along with a fully executed version of this Agreement.

6.    Conditions to Closing. The Closing of this offering is conditioned on the Company effecting a 1-for-5 reverse split of the Company’s outstanding Common Stock prior to the Initial Closing (“Reverse Split”). All securities in this offering are adjusted for and take into account the Reverse Split.

7.    Offering to Accredited Investors. This offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act, and Rule 506 of Regulation D, promulgated as part of the rules and regulations under the Securities Act, and applicable state securities laws. As indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

8.    Registration Rights.

8.1.  Filing of Registration Statement. The Company will file, on one occasion only, a registration statement under the Securities Act filed with the Securities and Exchange Commission (“Commission”) to register for re-offer and re-sale, the Common Stock into which the Notes may be converted, the Common Stock underlying the Warrants included in the Units and the Common Stock underlying the warrants received upon conversion of the Notes (collectively, “Registrable Securities”) on behalf of the Investors (or subsequent holders, referred to together as the “Holders”). The registration statement will be filed within sixty (60) days after the final Closing of this offering and the Company will use its commercially reasonable efforts to have the registration statement declared effective within one hundred fifty (150) days after the final Closing. Each Holder will provide upon request, such information as the Company may require for inclusion in the registration statement. All costs associated with the registration of the Registrable Securities, other than brokerage commissions incurred by the Holders in connection with resales of the Registrable Securities, shall be borne by the Company. The Registrable Securities and the Common Stock underlying the warrants to be issued to Placement Agents under this offering will be included on the registration statement. If the Registration Statement is not declared effective within 150 days of the Closing Date, for any reason, other than adverse market conditions as determined by the Placement Agent in its sole discretion, investors holding Notes with a principal amount of not less than $2,000,000 in the aggregate may demand, on a one-time basis, the registration of the Registrable Securities and any Penalty Shares on a registration statement covering only the foregoing securities, unless the demanding Holders first consent in writing to the continuation of efforts to achieve effectiveness of the Registration Statement if previously filed by the Company. Upon effectiveness of any new or continued registration statement, the Company shall promptly file a Form 8-A to register its common stock under section 12(g) of the Exchange Act of 1934, as amended (“Exchange Act”) to the extent that such shares of Common Stock are not already registered. As long as the Notes remain outstanding, the Company shall provide to each purchaser: (i) quarterly financial statements prepared in accordance with GAAP within 45 days after the end of each quarter, and (ii) annual audited financial statements prepared in accordance with 90 days after the end of each fiscal year end, unless such financial statements are included in periodic reports under the Exchange Act, which are timely filed.

8.2.  Effective and Current. The Company will use its reasonable commercial efforts to keep the registration statement which registers the Registrable Securities pursuant hereto effective and the related prospectus current until the earlier of the date by which all of the Registrable Securities has been sold or the date that the Registrable Securities may be sold pursuant to Rule 144(k) promulgated under the Securities Act as provided in Section 8.5 hereof.

8.3.  Amended Prospectus. The Company will notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of the registration statement on which the Registrable Securities are registered, and/or of any request by the Securities and Exchange Commission (“Commission”) for the amending or supplementing of such registration statement or prospectus. If the prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by the Company, will immediately cease making offers of the Registrable Securities and return all prospectuses to the Company, and the Company will promptly provide the Holders with revised prospectuses to enable the Holders to resume making offers of the Registrable Securities. The Company will promptly notify the Holders, if after delivery of a prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company will not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 60 days in any 365-day period.

8.4.  Indemnification.

(a)  The Company will indemnify the Holders of the Registrable Securities to be sold pursuant to any registration statement hereunder, the officers and directors of each Holder, each underwriter of such Registrable Securities and each person, if any, who controls such Holders or underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between (A) the indemnified party and any third party or otherwise or (B) the indemnitor and the indemnified party only with respect to an action or proceeding to enforce the indemnification provisions of this Section 8.4(a) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of any of the United States or foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (x) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (y) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (z) any application or other document or written communication (collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to such registered holders (“Purchaser Information”) expressly for use in any preliminary prospectus, the registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected. Subject to the foregoing provisions of this paragraph, the Company will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Company agrees promptly to notify such Holders of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with the registration statement or prospectus.

(b)  The Holders agree to indemnify and hold harmless the Company, the officers and directors of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon Purchaser Information that is included or relied upon by the Company in the registration statement or prospectus or any amendment or supplement thereto or in any application; and will reimburse the Company, officer, director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage, expense or liability is found ultimately to arise out of or be based upon such Purchaser Information.

(c)  Any party entitled to indemnification hereunder (“Indemnified Party”) will permit the Company to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Company, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Company will pay such expense if representation of such Indemnified Party by the counsel retained by the Company would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event will the Company be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Company is also responsible for the expenses of such defense if the Company does not elect to assume such defense. The Company, in the defense of any such claim or litigation may not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party may consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Company, which consent may not be unreasonably withheld.

8.5.  Periodic Reporting. The Company agrees that during the period commencing on the effectiveness of any registration statement with respect to the Company’s securities and continuing until the Holder can sell his Registrable Securities without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed, it will timely file all reports due pursuant to the Exchange Act and it will not terminate its obligation to file periodic reports under the Exchange Act or Securities Act.

8.6.  Expiration of Registration Rights. Notwithstanding anything to the contrary contained herein, such registration is not required to be continued for any Holder of Registrable Securities if in the opinion of counsel to the Company, the Holder can sell his Registrable Securities without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

8.7.  Successors. The registration rights granted to the Holders inure to the benefit of all the Holder’s successors, heirs, pledges, assignees, transferees and purchasers of the Notes, Warrants or underlying Common Stock, subject to the limitations imposed by interpretations of the SEC regarding selling security holder registration statements.

8.8.  Penalties. The Company and Holder agree that Holder will suffer damages if the Company fails to fulfill certain of its filing date and other obligations pursuant to Sections 8.1 and 8.5 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to the Holder under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 60 days after the final Closing in the offering (such an event, a “Filing Default”); (b) if the Registration Statement is not declared effective by the SEC on or prior to 150 days after the final Closing in the offering (such an event, an “Effectiveness Default”); or (c) if, pursuant to the Company’s obligations under Section 8.5 hereof, the Company does not file its required periodic reports under the Exchange Act when due (such an event, a “Reporting Default” and together with a Filing Default and an Effectiveness Default, a “SEC Default”). In the event of an SEC Default, the Company shall as Liquidated Damages pay to Holder, for each 30-day period of an SEC Default, an amount equal to 1% of the aggregate purchase price paid for the Units purchased in the offering pursuant to this Agreement up to a maximum aggregate of 24 months of SEC Defaults. The Company shall pay the Liquidated Damages in shares of Common Stock, priced at $2.00 per share as follows: (i) in connection with a Filing Default, on the 61st day after the Initial Closing, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 151st day after the Initial Closing, and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Reporting Default, on the 31st consecutive day of after a Reporting Default has occurred, provided that if the Reporting Default has been cured, then such days during which a Reporting Default were accruing will be added to any future Reporting Default period for the purposes of calculating the payment of the liquidated damages provided for in this provision. Notwithstanding the foregoing, there shall be no penalty for a delay in filing or effectiveness caused by adverse market conditions as determined by the Placement Agent in it sole discretion.

8.9.  Lock-up Provisions. Notwithstanding the Registration Rights or an effective Registration Statement for the Conversion Shares and Underlying Common Stock, each Investor will be contractually prohibited from selling or transferring any Conversion Shares or Underlying Common Stock until the 180th day following the closing of the Registered Offering, unless the underwriter agrees to an earlier date.

9.    Investor Representations and Warranties.

9.1.  Investor Representations. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Units to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Units becomes effective. If, prior to the final consummation of the offer and sale of the Units, there should be any change in such information or any of the information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

9.2.  Information About the Company.

(a)  I have read the Memorandum relating to this offering and all exhibits listed therein and fully understand the Memorandum, including the “Risk Factors” contained therein. I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of verifying the information included in the Memorandum and exhibits thereto, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company, and all such questions have been answered to my full satisfaction. I also have been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information and materials regarding the Company that I have reasonably requested. After my reading of the materials about the Company, I understand that there is no assurance as to the future performance of the Company.

(b)  I have received no representation or warranty from the Company or Keating Securities or any of their respective officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

9.3.  Speculative Investment. I am aware that the Units are a speculative investment that involves a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company does not constitute all or substantially all of my investment portfolio.

9.4.  Restrictions on Transfer. I understand that (i) none of the Registrable Securities have been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. Other than as set forth herein, I acknowledge that there is no assurance that the Company will file any registration statement for the securities I am purchasing, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until I sell the securities registered thereon. Furthermore, I agree to furnish the Company with such information regarding myself and the distribution of the securities proposed by me as the Company may request in connection with any registration, qualification or compliance with the Company’s registration obligations set forth herein.

9.5.  Investment Representation. I am purchasing the Units for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Registrable Securities. I understand that, although there is a public market for the Registrable Securities, there is no assurance that such market will continue and there is no market at present for the Warrants and it is unlikely that a market will ever develop for the Warrants in the future. I understand and agree that the Registrable Securities cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. I understand that, except as set forth herein, the Company is under no obligation to register the securities or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company to place a legend denoting the restrictions on the certificates representing the securities.

9.6.  Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

9.7.  No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Units prior to the determination by the Company of my suitability will not constitute an offer of the Units until such determination of suitability is made.

9.8.  For Florida Residents. None of the Units, Notes or underlying Common Stock and Warrants have been registered under the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the offering. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer or an agent of the issuer, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

10.    Indemnification. I hereby agree to indemnify and hold harmless the Company and Keating Securities, their respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or (b) arise out of or are based upon any breach by me of any representation, warranty or agreement made by me contained herein. Keating Securities is a third-party beneficiary of this Section and this Section may not be modified or amended without the prior written agreement of Keating Securities.

11.    Severability; Remedies. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

12.    Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in Colorado and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Colorado. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the District Court, City and County of Denver, or in the United States District Court for the District of Colorado, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the District Court, City and County of Denver, and the United States District Court for the District of Colorado in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in the District Court, City and County of Denver or in the United States District Court for the District of Colorado and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

13.    Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

14.    Benefit. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto (and Keating Securities to the extent it is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. Keating Securities is a third-party beneficiary with respect to any sections hereof that so state or that otherwise indicate that Keating Securities would be entitled to rely on the representations, warranties or covenants made by me therein.

15.    Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to:

AEROGROW INTERNATIONAL, INC.
900 28th Street, Suite 201
Boulder, CO 80303
Tel: 303-444-7755
Fax: 303-444-0406

(or to such person, address, and telephone and fax number set forth in the Company’s last filing with the SEC)

and	Keating Securities, LLC
5251 DTC Parkway, Suite 1090
Greenwood Village, CO 80111
Attn: Timothy J. Keating
Tel.: (720) 889-0131
Fax: (720) 889-0135

16.    Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

17.    Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

18.    Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Units.

19.    Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name: ________________________________________________ Name of Joint Investor (if any): ____________________________________

Residence Address: __________________________________________________________________________________________________

Telephone: (H)_______________________________ (W)_______________________________________ Fax __________________________

Occupation:__________________________________________________Employer:_______________________________________________

Business Address: ___________________________________________________________________________________________________

Send communications to: ☐ Home    ☐ Office    ☐ E-Mail: ______________________________________________________________________

Age: _______________

Social Security Number: ____________________

Check manner in which securities are to be held:

☐ Individual Ownership	☐ Tenants in Common	☐ Joint Tenants with Right of Survivorship (both parties must sign)

☐ Community Property		☐ Other (please indicate) _______________________

Amount of Investment:

Number of Units (minimum of 3 Units per Investor) :______________

Corresponding dollar amount ($10,000 multiplied by number of Units): $_______________

Accredited Investor Status For Individuals. (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO THE ENTITY SIGNATURE PAGE).

(a)  I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

☐	My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

☐
If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

☐	My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

(b)  The aggregate value of my assets is approximately $___________.

(c)  My aggregate liabilities are approximately $___________.

(d)  My current and expected income is:
YEAR	INCOME
2005 (Estimated)	$
2004 (Actual)	$
2003 (Actual)	$

I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Units.

ALL INVESTORS MUST SIGN AND PRINT NAME BELOW

Signature:_____________________________________________

Print Name:____________________________________________

Date:_________________________________________________

Signature:_____________________________________________

Print Name:____________________________________________

Date:_________________________________________________

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

AEROGROW INTERNATIONAL, INC.

By:____________________________________________________

Name:__________________________________________________

Title:___________________________________________________

Date:___________________________________________________

SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity: _______________________________________________________________________________________________

Address of Principal Office:______________________________________________________________________________________

Telephone: ______________________________________________________________ Fax: ________________________________

Taxpayer Identification Number: ____________________________

Check type of Entity:
☐	Employee Benefit Plan Trust	☐	Limited Partnership	☐	General Partnership	☐	Individual Retirement Account

☐	Limited Liability Company	☐	Revocable Trust	☐	Corporation	☐	Other (please indicate)

☐
Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire must be completed by the person directing the decision for the trust to determine by accredited investor status. Please contact Keating Securities for a copy of such supplemental questionnaire.)

Amount of Investment:

Number of Units (minimum 3 Units per Investor):______________

Corresponding dollar amount ($10,000 multiplied by number of Units): $_______________

Date of Formation or incorporation: ____________ State of Formation: _____________________

Describe the business of the Entity: _________________________________________________________________________________

_____________________________________________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Name	Position	Authority for this investment (yes or no)

Accredited Investor Status for Entities.

(a)    Check all boxes which apply (IRA Entities can skip this question and go to (b)):

☐	The Entity was not formed for the specific purpose of investing in the Company
☐	The Entity has total assets in excess of $5 million dollars
☐
For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

(b)    If you did not check the first two of the three boxes in Question (a) or if the Entity is an Individual Retirement Account, a Self-directed Employee Benefit Plan Trust or an Irrevocable Trust, list the name of each person who:

(i)  owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

(ii)  is a grantor for the revocable trust or Individual Retirement Account; or

(iii)  is the person making the investment decision for a self-directed Employee Benefit Plan Trust; or

(iv)  is the person making the investment decisions for an Irrevocable Trust.

                                                   ___________________________  __________________________

                                                   ___________________________  __________________________

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO THE QUESTIONS FOLLOWING THE SIGNATURE BOX BELOW AND SIGN THE WRITTEN CONFIRMATION IMMEDIATELY FOLLOWING.

INVESTOR:

____________________________________________________
Signature of Authorized Signatory

Name:_______________________________________________
Title:________________________________________________
Date:________________________________________________

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

AEROGROW INTERNATIONAL, INC.

By:_______________________________________________
Name:_____________________________________________
Title:______________________________________________
Date:______________________________________________

Accredited Investor Questions for Entity equity owners and investment decision makers

(a)    I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

☐	My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

☐
If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

☐	My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

(b)    The aggregate value of my assets is approximately $___________.

(c)    My aggregate liabilities are approximately $___________.

(d)    My current and expected income is:

YEAR	INCOME
2005 (Estimated)	$
2004 (Actual)	$
2003 (Actual)	$

I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Units.

Date:__________________________________                            __________________________________
 Name:

AEROGROW INTERNATIONAL, INC.

NASD QUESTIONNAIRE

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING. SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS QUESTIONNAIRE.

1.	READ ALL DEFINITIONS ON PAGES 18 AND 19 BEFORE ANSWERING ANY QUESTIONS.

2.	EVERY PERSON MUST ANSWER QUESTIONS 1 THROUGH 7 AND SIGN ON PAGE 21.

If you have any questions regarding this questionnaire, please call Richard Kranitz, Esq., at Kranitz & Phillip, (262) 375-0625.

DEFINITIONS FOR NASD QUESTIONNAIRE

Affiliate:
An Affiliate of any person (for purposes hereof a “person” includes a partnership, corporation or other legal entity such as a trust or estate) is a person which controls, is controlled by or is under common control with such person. For purposes of this definition:

(i)    a person should be presumed to control a Member of the NASD if the person beneficially owns 10% or more of the outstanding voting securities of a Member of the NASD which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a Member of the NASD which is a partnership;

(ii)   a Member of the NASD should be presumed to control a person if the Member of the NASD and Persons Associated with a Member of the NASD beneficially own 10% or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a person which is a partnership; and

(iii)   a person should be presumed to be under common control with a Member of the NASD if:

(1)    the same person controls both the Member of the NASD and such person by beneficially owning 10% or more of the outstanding voting securities of the Member of the NASD and other such person which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of the Member of the NASD and other such person which is a partnership; or

(2)    a person having the power to direct or cause the direction of the management or policies of the Member of the NASD also has the power to direct or cause the direction of the management or policies of the other entity in question.

Immediate Family:

The “Immediate Family” of any person, including an employee of or Person Associated with a Member of the NASD, includes the parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of such person or any other individual who is supported, directly or indirectly, to a material extent by such person.

Member of the NASD:	A “Member of the NASD” is any broker or dealer admitted to membership in the NASD.

NASD:	The National Association of Securities Dealers, Inc.

Person
Associated
with a Member
of the NASD:      A “Person Associated with a Member of the NASD” is every sole proprietor, partner, officer, director or branch manager of any Member of the NASD, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such Member of the NASD (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

Print Name:__________________________

1.	State whether you or any of your Affiliates or any members of your Immediate Family are

(a)    a Member of the NASD;

☐ Yes    ☐ No

(b)    a Person Associated with a Member of the NASD; or

☐ Yes    ☐ No

(c)    an Affiliate of a Member of the NASD.

☐ Yes    ☐ No

2.	State whether you or any of your Affiliates own stock or other securities of any Member of the NASD or an Affiliate of a Member of the NASD.

☐ Yes    ☐ No

3.	State whether you or any of your Affiliates have made a subordinated loan to any Member of the NASD.

☐ Yes    ☐ No

4.
If you marked “Yes” to any of the questions above, please briefly describe the facts below, giving the names of the Members of the NASD to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, immediate family, etc.).

State whether you are an Immediate Family member of a partner of Kranitz & Phillip, counsel to AeroGrow.

☐ Yes    ☐ No

6.	(a) State whether you provide any consulting or other services to AeroGrow.

☐ Yes    ☐ No

If you marked “Yes”, please briefly describe such services, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services.

(b)	Please identify any of the following relationships you have with the Placement Agent or any other Member of the NASD.

None	☐
Advisor	☐
Officer	☐
Director	☐
Trustee	☐
Founder	☐
Registered Representative	☐
5% Stockholder	☐
Employee	☐
Immediate Family	☐
Broker/Dealer	☐
Promoter	☐
Consultant	☐
Finder	☐
Bridge Lender	☐

General Partner	☐
Limited Partner	☐
Equity Investor	☐
Client or Customer	☐
Subordinated Debt Holder	☐
Other	☐

Please describe the nature of any relationship identified above. For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with Underwriter or such other Member of the NASD. Identify the Member of the NASD:

7.	State whether you have any oral and/or written agreements with any Member of the NASD or Person Associated With a Member of the NASD concerning the disposition of your securities of AeroGrow.

☐ Yes    ☐ No

If you marked “Yes”, please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

I hereby affirm that the answers to the above NASD Questionnaire are true and correct as of the date set forth below.

Date: ________________________     _________________________________    __________________________________
                                                                       (Sign Name)                                                            (Print Name)